EXHIBIT (j)

                       CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights" and "Counsel and Independent Auditors" and to the use of our report dated February 3, 1999, which is incorporated by reference, in this Registration Statement (Form N-1A No. 33-6196) of Dreyfus Global Growth Fund.

                                             ERNST & YOUNG

New York, New York
April 28, 1999